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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 15, 2004


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                      Peoples-Sidney Financial Corporation
             (Exact name of registrant as specified in its charter)


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          Delaware                       000-22223                311499862
(State or other jurisdiction of      (Commission File)          (IRS Employer
incorporation or organization)             Number            Identification No.)

                       101 East Court, Sydney, Ohio 46750
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (937) 492-6129

                               -------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))


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Section 2 - Financial Information.

Item 2.02.  Results of Operations and Financial Condition.

     On October 15, 2004, the Registrant issued a news release announcing, among other things, earnings for the first quarter fiscal year ending June 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this report and all paragraphs, except paragraphs three, four and five (dealing with the Registrant's declaration of a dividend), are incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 8 - Other Events.

Item 8.01.  Other Events.

     On October 15, 2004, the Registrant issued a press release announcing, among other things, the Registrant's quarterly dividend of Fourteen-Cents per outstanding share ($0.14/share), payable on November 15, 2004 to shareholders of record on October 31, 2004, and further announcing the Registrant's approval of an additional "Special Dividend" of Ten-Cents per outstanding share ($0.10/share), payable on November 15, 2004 to shareholders of record on October 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this report and paragraphs three, four and five thereof are incorporated into this Item 8.01 by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

          (c)  Exhibits.
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               The following Exhibit is being furnished herewith:

               99.1 Press Release of Peoples-Sidney Financial Corporation, dated October 15, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      PEOPLES-SIDNEY FINANCIAL CORPORATION

                                      By: /s/ Douglas Stewart
                                          -------------------------------------
                                          Douglas Stewart
                                          President and Chief Executive Officer
Dated:  October 15, 2004


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                                  Exhibit Index
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Exhibit
Number                     Description of Exhibit
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99.1              Press Release of Peoples-Sydney Financial Corporation, dated
                  October 15, 2004